SUMMARY PROSPECTUS – MAY 1, 2012 RS S&P 500 Index Fund

Share Class (Ticker): Class A (GUSPX), Class C (RSAPX), Class K (RSPIX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

Investment Objective

To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 120 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 38 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C		Class K
Management Fees	0.25%		0.25%		0.25%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%
Other Expenses	0.41%		0.44%		0.54%
Total Annual Fund Operating Expenses[3]	0.91%		1.69%		1.44%
Fee Waiver/Expense Reimbursement[3]	-0.53%		-0.56%		-0.66%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.38%		1.13%		0.78%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement to limit the Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.38% for Class A shares, 1.13% for Class C shares, and 0.78% for Class K shares. This expense limitation will continue through April 30, 2013, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class K	Class A	Class C	Class K
1 Year	$338	$215	$80	$338	$115	$80
3 Years	$530	$478	$391	$530	$478	$391
5 Years	$738	$865	$724	$738	$865	$724
10 Years	$1,339	$1,951	$1,667	$1,339	$1,951	$1,667

RS S&P 500 INDEX FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, the Fund’s investment team purchases and maintains all or substantially all of the securities included in the S&P 500, in approximately the same percentages as such securities are included in the S&P 500. Because the Fund is intended to track the performance of the S&P 500, the Fund’s investment team does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization.

The Fund normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund also may enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Fund. The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Index Risk

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund’s ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund’s portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund. Unlike with an actively managed fund, the investment team does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Fund Performance

The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800-766-3863.

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RS S&P 500 INDEX FUND

Annual Total Return for Class A Shares (calendar year-end)

Best Quarter Second Quarter 2009 15.90% Worst Quarter Fourth Quarter 2008 -22.01%

Average Annual Total Returns (periods ended 12/31/11)
	Inception Date of Share Class	1 Year	5 Years	10 Years	Since Inception
Class A Shares	8/7/00
Return Before Taxes		-1.23%	-1.19%	2.18%	-0.19%
Return After Taxes on Distributions		-1.84%	-1.90%	1.57%	-0.76%
Return After Taxes on Distributions and Sale of Fund Shares		-0.81%	-1.44%	1.49%	-0.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		2.11%	-0.25%	2.92%	0.46%
Class C Shares	8/7/00	0.00%	-1.33%	1.68%	-0.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		2.11%	-0.25%	2.92%	0.46%
Class K Shares	5/15/01	1.34%	-1.01%	2.02%	0.86%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		2.11%	-0.25%	2.92%	2.01%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Investor Services LLC

Investment Team

Jonathan C. Jankus, CFA, co-portfolio manager, has managed the Fund since 2000. Stewart M. Johnson, co-portfolio manager, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K
Minimum Initial Investment	$2,500	$2,500	$1,000
Minimum Subsequent Investments	$100	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS S&P 500 Index Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

www.RSinvestments.com	3

RS S&P 500 INDEX FUND

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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